Exhibit 99.3
(Text of graph posted to Ashland Inc.'s website concerning
 Ashland Distribution's gross profit)

 3 Month Rolling Average (%)

2002
2003
2004
2005
2006
2007

 January
9.5
10.1
9.6
9.9
10.1
8.8

 February
9.3
9.8
9.7
9.7
9.4
8.7

 March
9.7
9.6
9.7
9.8
9.6
9.0

 April
9.8
9.6
9.7
9.8
9.7
8.1

 May
10.0
9.9
9.8
10.0
9.8
7.3

 June
10.1
10.0
9.8
10.0
9.3

 July
10.3
10.3
9.7
10.1
9.1

 August
10.1
10.2
9.4
9.7
8.8

 September
9.2
10.1
9.5
9.3
8.8

 October
8.9
9.8
9.3
9.1
8.9

 November
9.2
9.5
9.6
9.9
9.0

 December
10.1
9.6
9.6
10.2
8.6

 12 Month Rolling Average (%)

2002
2003
2004
2005
2006
2007

 January
9.2
9.8
9.8
9.6
9.8
9.1

 February
9.1
9.8
9.8
9.6
9.8
9.1

 March
9.2
9.7
9.9
9.7
9.8
8.9

 April
9.3
9.7
9.8
9.7
9.7
8.7

 May
9.3
9.8
9.8
9.7
9.7
8.4

 June
9.5
9.7
9.8
9.7
9.6

 July
9.7
9.7
9.7
9.8
9.5

 August
9.9
9.8
9.6
9.8
9.5

 September
9.7
9.9
9.6
9.7
9.5

 October
9.6
9.9
9.6
9.7
9.4

 November
9.7
9.9
9.6
9.8
9.2

 December
9.8
9.8
9.6
9.8
9.1